UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
August 6, 2012

THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana  70809
(Address of principal executive offices and zip code)

(225) 932-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 6, 2012, The Shaw Group Inc., a Louisiana corporation (the “Company”), issued a press release announcing that on August 1, 2012, the Federal Trade Commission granted the Company’s request relating to the pending sale of its Energy & Chemicals business for early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits. The following exhibit is filed as Exhibit to this Current Report on Form 8-K.

99.1 Press Release dated August 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.
(Registrant)

Date:	August 6, 2012	By:	/s/ John Donofrio
John Donofrio, Executive
Vice President, General
Counsel and Corporate Secretary

THE SHAW GROUP INC.

EXHIBIT INDEX

Form 8-K
August 6, 2012

Exhibit Number	Description	Page No.

99.1	Press Release dated August 6, 2012